EXHIBIT 10.29


                                                        ------------------------
                                                           Name of Subscriber

IMPORTANT:

            INVESTMENT IN THE COMPANY INVOLVES A HIGH DEGREE OF RISK.
                      PLEASE READ CAREFULLY BEFORE SIGNING.
               SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

                          STRONGHOLD TECHNOLOGIES, INC.
                             SUBSCRIPTION AGREEMENT

         Stronghold Technologies, Inc., a Nevada corporation (the "Company"), desires to issue and sell to the undersigned (the "Subscriber"), and the Subscriber desires to purchase from the Company, the aggregate dollar amount of shares (the "Shares") of common stock, par value $0.0001 per share (the "Common Stock"), of the Company, as set forth below next to such Subscriber's name on the signature pages hereto.

1. Purchase.

            (a) Subject to the terms and conditions hereof, the Subscriber agrees to purchase from the Company, and the Company agrees to issue and sell to the Subscriber, the Shares at a purchase price equal to $1.50 (the "Purchase Price") per Share.

            (b) The Company has authorized the issuance and sale of up to 500,000 Shares.

            (c) In reliance upon the Subscriber's representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company hereby agrees to sell to each Subscriber the aggregate number of Shares at the aggregate Purchase Price, each as set forth beside such Subscriber's signature on the signature page bearing such Subscriber's name.

            (d) In reliance upon the representations and warranties of the Company contained herein, and subject to the terms and conditions set forth herein, on the Closing Date (as defined herein) each Subscriber hereby agrees to tender to the Company the amount set forth beside such Subscriber's name as the aggregate Purchase Price in the manner described in Section 7(c) herein.

         2. Delivery of Agreements. The Subscriber hereby delivers to the Company executed counterparts of this Subscription Agreement and the Investor Qualification Statement, substantially in the form attached hereto as Exhibit A.

         3. Acceptance by the Company. The Company has the right to accept or reject any or all of Subscriber's subscription, for any reason whatsoever or for no reason. The Subscriber's subscription shall be deemed accepted by the Company when the Company executes a counterpart of this Subscription Agreement or provides notice of such execution. Promptly after accepting the Subscriber's subscription, the Company will cause a certificate evidencing the

Subscriber's Shares (the "Certificate") to be issued in the name of and delivered to the Subscriber, together with executed counterparts of this Subscription Agreement and the Stockholders Agreement.



         4. Registration Rights With Respect to the Shares.

            (a) The Company will file a registration statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission to register the Shares in conjunction with the registration statement that the Company intends to file to register shares of Common Stock held by certain outstanding security holders. The Company will use its best efforts to cause the Registration Statement including the Shares to become effective.

            (b) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under this Section 4 and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. All fees, disbursements and out-of-pocket expenses and costs incurred by the Subscribers in connection with the filing of the Registration Statement shall be borne by the Subscribers.

            (c) The Company shall not be required by this Section 4 to include the Shares in any Registration Statement which is to be filed if, in the opinion of counsel for the Company, the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities," as defined in Rule 144.

         5.  Termination   Date.  This  offering  will  terminate  on  Thursday,
September 5, 2002 (the "Termination Date").

         6. Rejection of Agreement. In the event that the Company rejects this Subscription Agreement for any reason whatsoever or for no reason, the Company shall, promptly after such rejection, notify the Subscriber of such rejection and return the aggregate Purchase Price to the Subscriber. If the Company does not accept Subscriber's subscription in the manner provided in Section 3 hereof prior to the Termination Date, the Company shall be deemed to have rejected this Subscription Agreement. Upon rejection of this Subscription Agreement, the Company and the Subscriber shall have no further obligations under this Subscription Agreement, except that the Company shall have the obligation to return the aggregate Purchase Price to the Subscriber.

         7. Closing; Closing Date; Initial Closing; Subsequent Closing

            (a) The initial closing of the sale and purchase of the Shares under this Subscription Agreement (the "Closing") shall be held at the offices of Hale and Dorr LLP located at 650 College Road East, Princeton, New Jersey on or before August 30, 2002 (the "Closing Date"), and will occur at the decision of the Company's directors, assuming that the Subscription Requirement has been attained.

            (b) After the Closing Date, the Company may accept subscriptions and hold additional closings ("Subsequent Closings") at any time prior to the Termination Date.

            (c) At the Closing or any Subsequent Closing, each Purchaser shall have delivered to the Company, by wire transfer, payment of the aggregate Purchase Price of the Shares for which it subscribed, unless other means of payment have been agreed upon by the Company and the Subscriber which payment, subject to the terms and conditions hereof, shall be delivered to the Company at the Closing against delivery of the Shares. Subject to the terms and conditions hereof, the Company will deliver to each Subscriber a Certificate, registered in the name of the Subscriber, representing the Shares purchased by the Subscriber from the Company against delivery to the Company of payment of the aggregate Purchase Price. Wire transfer instructions for the Company are attached hereto as Exhibit B.

         8. Representations and Warranties of the Company. The Company hereby represents and warrants to each Subscriber as of the date hereof as follows, and all such representations and warranties shall be true and correct as of the Closing Date as if then made and shall survive the Closing:

            (a) Immediately prior to the issuance of any of the Shares hereunder, the authorized number of shares of capital stock of the Company consists of 50,000,000 shares of Common Stock and 5,000,000 shares of blank check preferred stock, par value $0.0001 per share (the "Preferred Stock"), of which 2,017,200 have been designated as Series A $1.50 Convertible Preferred Stock of the Company. As of the date hereof, ____________ shares of Common Stock are issued and outstanding, warrants to purchase 2,002,750 shares of the Company's Common Stock are issued and outstanding and 2,002,750 shares of Series A $1.50 Convertible Preferred Stock are issued and outstanding. The Company has committed to grant up to 169,531 options to certain automobile dealerships. In addition, ________ shares underlying options have been granted pursuant to the Company's 2002 Stock Incentive Plan, 2002 California Stock Incentive Plan, and the option plan of the Company's wholly-owned subsidiary which was assumed upon acquisition of such subsidiary.

            (b) All of the issued and outstanding shares of the Company's Common Stock have been duly authorized, validly issued and are fully paid and non-assessable. Other than as set forth above, there are no outstanding options, warrants, calls, commitments, agreements, conversion or other.

            (c)  The  Shares,   when  issued  pursuant  to  the  terms  of  this
Subscription Agreement, will be duly and validly authorized and issued, fully paid and non-assessable.

            (d) The Company has made all required filings with the Shares and Exchange Commission (the "SEC").

            (e) The execution, delivery and consummation of this Subscription Agreement and the transactions contemplated hereby will not (a) conflict with any provisions of the Articles of Incorporation or By-laws of the Company or (b) result in any violation of or default or loss of a benefit, or permit the acceleration of any obligation, under, in each case, upon the giving of notice, the passage of time, or both, any mortgage, indenture, lease, agreement, or other instrument, permit, franchise, license, judgment, order, decree, law, ordinance, rule or regulation applicable to the Company or any of its properties, except with respect to clause (b), if such violation, default or loss would not have a material adverse effect on the business, operations or financial condition of the Company.

         9. Representations and Warranties of the Subscriber. The Subscriber hereby represents, warrants and agrees as follows:

            (a) If a natural person, the Subscriber is 21 years of age or over. If a corporation, limited liability company, partnership, trust or other entity, the Subscriber is authorized, empowered and qualified to execute this Subscription Agreement and to make an investment in the Company as herein contemplated. The Subscriber represents to the Company that this Subscription Agreement has been duly and validly executed and delivered by the Subscriber, and upon acceptance by the Company, will constitute valid, binding and enforceable obligations of the Subscriber in accordance with the terms therein.

            (b) The Subscriber is either (i) an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a non-United States resident. If the Subscriber is not a United States resident, the Subscriber represents and warrants that the Subscriber has not subscribed for the Shares for the account of any person who is a United States resident. The attached Investor Qualification Statement that the Subscriber has completed and all of the statements, answers and information thereon are true and correct as of the date hereof and will be true and correct as of the date of the closing of this subscription.

            (c) All information which the Subscriber has provided (or will provide) concerning itself and its financial position, is correct and complete as of the Closing Date (or will be correct and complete as of the date when provided) and, if there should be any material change in such information prior to having made its investment in the Company, it will immediately provide such information to the Company.

            (d) The Subscriber has received and carefully reviewed this Subscription Agreement and any other materials relating to the Company that it has requested, and the Subscriber has relied on nothing other than this Subscription Agreement in deciding whether to make an investment in the Company. In addition, the Subscriber acknowledges that the Subscriber has been given the opportunity to (i) ask questions and receive satisfactory answers concerning the terms and conditions of the offering and (ii) obtain additional information in order to evaluate the merits and risks of an investment in the Company and to verify the accuracy of the information contained in this Subscription Agreement.

            (e) The Subscriber understands that the Shares subscribed for hereunder have not been registered under the Securities Act or any state securities laws, and are being offered and sold in reliance upon Federal and state exemptions for transactions not involving any public offering. The Subscriber recognizes that reliance upon such exemptions is based in part upon the representations of the Subscriber contained herein. The Subscriber represents and warrants that the Shares will be acquired by the Subscriber solely for the account of the Subscriber, for investment purposes only and not with a view to the distribution thereof. The Subscriber represents and warrants that the Subscriber (i) is a sophisticated investor with such knowledge and experience in business and financial matters as will enable the Subscriber to evaluate the merits and risks of investment in the Company, (ii) is able to bear the economic risk and lack of liquidity of an investment in the Company and (iii) is able to bear the risk of loss of its entire investment in the Company.

            (f) The Subscriber understands that the Company will not be registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act").

            (g) The Subscriber recognizes that (i) an investment in the Company involves certain risks, (ii) the Shares have not been registered under the Securities Act or any state securities laws, and (iii) as a result of the foregoing, the marketability of the Shares will be severely limited. The Subscriber agrees that it will not transfer, sell or otherwise dispose of the Shares in any manner that will violate, the Securities Act or any state securities laws or subject the Company to regulation under the Investment Company Act, the rules and regulations of the Securities and Exchange Commission or the laws and regulations of the States of Nevada, New Jersey, or any other state or municipality having jurisdiction thereof.

            (h) Further Representations by Foreign Investors. If the Subscriber is not a United States Person, the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

            (i) The Subscriber is aware that: (i) the Company has a limited financial and operating history, (ii) the officers of the Company (which may be stockholders or affiliates thereof) may receive substantial compensation in connection with the management of the Company as approved from time to time by the Compensation Committee of the Company's Board of Directors, (iii) no federal, state, local or foreign agency has passed upon the Shares or made any finding or determination as to the fairness of this investment, (iv) the Subscriber is not entitled to cancel, terminate or revoke this subscription or any of the powers conferred herein, and (v) returns set forth in any supplemental materials provided to the Subscriber are not necessarily comparable to the returns, if any, which may be achieved on operations of the Company.

            (j) The execution and delivery of this Subscription Agreement, the consummation of the transactions contemplated hereby by the Subscriber and the performance of the Subscriber's obligations hereunder and under the will not conflict with, or result in any violation of or default under, any provision of any governing instrument applicable to the Subscriber, or any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or any foreign or domestic permit, franchise, judgment, decree, statute, rule or regulation applicable to the Subscriber or the Subscriber's business or properties.

            (k) The  Subscriber  is not subject to the  attribution  rules under
Section 3(c)(1) of the Investment Company Act in a way that would result in more than one person being deemed the beneficial owner of the Subscriber's Shares.

            (l) If the Subscriber is a partnership, a limited liability company treated as a partnership for federal income tax purposes, a grantor trust (within the meaning of ss.ss.671-679 of the Internal Revenue Code of 1986, as amended (the "Code")) or an S corporation (with the meaning of Code ss.1361) (each a "flow-through entity"), the Subscriber represents and warrants either that:

               (i) no person will own, directly or indirectly through one or more flow-through entities, an interest in the Subscriber where more than 70% of the value of the person's interest in the Subscriber is attributable to the Subscriber's investment in the Company; or

               (ii) if one or more persons will own, directly or indirectly through one or more flow-through entities, an interest in the Subscriber where more than 70% of the value of the person's interest in the Subscriber is attributable to the Subscriber's investment in the Company, neither the Subscriber nor any such person has or had any intent or purpose to cause such person or persons to invest in the Company indirectly through the Subscriber in order to enable the Company to qualify for the 100-partner safe harbor under Treasury Regulation ss.1.7704-1(h).

            (m) The  Subscriber  represents and warrants that (i) no part of the aggregate Purchase Price used by the Subscriber to acquire the Shares constitutes assets of any "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other "benefit plan investor" (as defined in U.S. Department of Labor Reg. ss.2510.3-101 et seq., as amended) or assets allocated to any insurance company separate account or general account in which any such employee benefit plan or benefit plan investor (or related trust) has any interest.

            (n) The Company has retained Hale and Dorr LLP in connection with the offering of the Shares of the Company and expects to retain Hale and Dorr LLP as legal counsel in connection with the management and operation of the Company, including making, holding and disposing of investments. Hale and Dorr LLP is not representing and will not represent the Subscriber in connection with the offering of the Shares, the management and operation of the Company, or any dispute which may arise between any stockholder on one hand and the Company on the other hand (the "Company Legal Matters"). The Subscriber will, if it wishes counsel on a Company Legal Matter, retain its own independent counsel. The Subscriber agrees Hale and Dorr LLP may represent the Company in connection with any and all Company Legal Matters (including any dispute between the Company and the Subscriber or any other stockholder of the Company).

            (o) The Company may accept in its sole discretion all or any portion of the amount set forth on the signature page hereto. Acceptance will be given to the Subscriber either by delivery of this Subscription Agreement signed by the Company or by notice of such execution. If so accepted, this Subscription Agreement (a) will be binding upon the Subscriber's heirs, successors, legal representatives and assigns, (b) may not be canceled, terminated or revoked by the Subscriber and (c) will be governed by and construed in accordance with the laws of the State of New Jersey (without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of New Jersey).

            (p)  The   Subscriber   agrees  not  to   transfer  or  assign  this
Subscription Agreement, or any interest herein.

            (q) Time shall be of the essence in this Subscription Agreement. The Subscriber agrees that this Subscription Agreement and any agreement of the Subscriber made hereunder are irrevocable, and that this Subscription Agreement shall survive the death or disability of the Subscriber.

         10. Placement Agent. The Company may use the services of a placement agent, broker, dealer or such other agent (the "Agent") to assist the Company in offering and selling the Shares hereunder. The Agent may be paid commissions or other fees in cash or in equity in the form of shares of capital stock of the Company and/or Securities convertible into shares of capital stock of the Company, and may be reimbursed for reasonable out-of-pocket expenses incurred in connection herewith. Such fees and/or share amounts shall be payable as determined by the Company's Board of Directors in its discretion.

         11. Payment of Costs. The Company shall pay, whether or not the transactions contemplated hereby are consummated or this Subscription Agreement is prevented from becoming effective or is terminated, all costs and expenses incident to the performance of its obligations under this Subscription Agreement, including all expenses incident to the authorization of the Shares, any original issue taxes in connection therewith, if any, incident to the initial sale of the Shares, and the fees and expenses of the counsel and accountants of the Company.

         12. Reliance. The Subscriber acknowledges that the Company and its agents are relying on the truth and accuracy of the foregoing representations and warranties in the offering of the Shares for sale to the Subscriber without having first registered the Shares under the Securities Act. All representations, warranties, and covenants contained in this Subscription Agreement shall survive the acceptance of this Subscription Agreement and the sale of Shares. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment, or agreement made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under Federal or state securities laws.

         13. Consent to Use of Information. The Subscriber hereby consents to the utilization by the Company, as necessary in connection with dealings with any governmental and regulatory authorities, of any information supplied to the Company by the Subscriber or by its representatives in connection with the offer and sale of the Shares and agrees to supply any additional information reasonably requested by any such authority.

         14. Restrictions on Transfer of the Shares.

            (a) Opinion of Counsel. The Subscriber acknowledges that there are restrictions on the transferability of the Shares. Since the Shares are not registered under the Securities Act or applicable state securities laws, the Subscriber acknowledges and agrees that it shall have no right at any time to sell, assign, pledge, transfer, or otherwise dispose of or encumber the Shares (except by will or by the laws of descent and distribution), unless, the Company shall first have been provided with an opinion of counsel acceptable to the Company that such sale is exempt from such registration under the Securities Act and any applicable state securities laws or until the Shares are registered pursuant to Section 4.

            (b) Restrictive Legends. The Subscriber acknowledges that the Certificates initially will bear restrictive legends, which may refer to the restrictions on transfer contained in this Section 14. Once the Shares have been registered under the Securities Act, the original Certificates will be replaced with unlegended Certificates at the option of the Subscriber.

         15. Notice to Subscriber. Correspondence and notices to the Subscriber should be sent to the address listed below in the signature page of this Subscription Agreement until such time as the Subscriber shall notify the Company, in writing, of a different address to which such correspondence and notices are to be sent.

         16. Miscellaneous.

            (a) The Subscriber agrees that this Subscription Agreement is not transferable or assignable.

            (b) The Subscriber agrees that, except as expressly permitted by any applicable state law, the Subscriber may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder and this Subscription Agreement shall survive the death or legal disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors and assigns.

            (c) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.

            (d) Headings are for convenience only and are not deemed to be part of this Subscription Agreement.

            (e)  This  Subscription   Agreement  may  be  executed  in  multiple
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. In making proof of this Subscription Agreement, it shall not be necessary to produce or account for more than one such counterpart. This Subscription Agreement and the rights and obligations of the parties hereunder shall be enforced, governed and construed in all respects in accordance with the internal substantive laws of the State of New Jersey (without reference to principles of conflicts or choice of law that would cause the application of the internal laws of any other jurisdiction). The Subscriber (i) submits to the jurisdiction of any state or federal court sitting in the State of New Jersey in any action or proceeding arising out of or relating to this Subscription Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court,
(iii) waives any claim of
inconvenient forum or other challenge to venue in such court, and (iv) agrees not to bring any action or proceeding arising out of or relating to this Subscription Agreement in any other court. Each party agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 15, provided that nothing in this Section 17(e) shall affect the right of any party to serve such summons, complaint or other initial pleading in any other manner permitted by law.

            (f) WITH RESPECT TO ANY DISPUTE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHTS IT MAY HAVE TO DEMAND A JURY TRIAL. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY EACH PARTY HERETO AND EACH PARTY ACKNOWLEDGES THAT NONE OF THE OTHER PARTIES NOR ANY PERSON ACTING ON BEHALF OF THE OTHER PARTIES HAS MADE ANY REPRESENTATION OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. EACH PARTY FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAVIER WITH COUNSEL. EACH PARTY FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

            (g) The parties to this Agreement agree to waive any right to seek punitive damages.

            (h) The Subscriber agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which the Company is subject and in order to verify any of the information provided by or representations or warranties made by the Subscriber to the Company.

            (i) The Subscriber acknowledges that if it is a resident of any state whose "blue sky laws" or other local securities laws require a restriction on transferability of Shares, it will comply with such restriction requirements.



                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of this ____ day of __________, 2002.



                                                  Number of Shares
                                                  To Be Purchased   ________
--------------------------------------------
Signature of the Subscriber


--------------------------------------------
Name (Typed or Printed)

                                                  Purchase Price       $  1.50

--------------------------------------------
Social Security or Tax Identification             Aggregate Purchase
Number                                            Price                $ _______

Mailing Address and Phone Number of Subscriber:


--------------------------------------------


--------------------------------------------


--------------------------------------------


Accepted and agreed to on this ____ day of __________, 2002:

STRONGHOLD TECHNOLOGIES, INC.                     Number of Shares
                                                  Accepted          ________


By:
   -----------------------------------------
Name:
Title:                                            Purchase Price      $   1.50

                                                  Aggregate Purchase
                                                  Price               $ _______






                   [SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

                                    EXHIBIT A



                                    INVESTOR
                             QUALIFICATION STATEMENT

                                                        ------------------------
                                                           Name of Subscriber

                                    INVESTOR
                           QUALIFICATION STATEMENT/1/

PART I.  Regulation D Matters.


         (a) If the Subscriber is a natural person (i.e., an individual), please indicate with an "X" the manner in which such person qualifies as an "accredited investor" pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"):

______      (1)         a natural person whose individual net worth/2/(or  joint
                        net worth with such person's spouse) exceeds $1,000,000;
                        or

______      (2)         a natural  person  who had an  individual  income/3/  in
                        excess of $200,000 in each of the two most recent years and who reasonably expects to have an individual income in excess of $200,000 in the current year or who had joint income/4/ in excess of $300,000 in each of the two most recent years and who reasonably expects to have joint income in excess of $300,000 in the current year;
                        or

--------

/1/ For purposes hereof, the "Company" means Stronghold Technologies, Inc., a Nevada corporation.

/2/ For purposes of this item, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgage debt.

/3/ For purposes of this item, "individual income" means adjusted gross income as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986 (the "Code"), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code prior to its repeal by the Tax Reform Act of 1986.

/4/ For purposes of this item, "joint income" means adjusted gross income as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Code, (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and
(iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code prior to its repeal by the Tax Reform Act of 1986.

______      (3)         a manager  or  executive  officer  of the  issuer of the
                        Shares being offered or sold;


         (b) If the Subscriber is a natural person (i.e., an individual), please answer questions 1-3 of this subparagraph (b):


            (1)         Occupation of subscriber:

                        -------------------------------------------------

            (2)         Name of employer:

                        -------------------------------------------------

            (3) Business address, if different from mailing address in Subscription Agreement, of subscriber:

                        -------------------------------------------------

                        -------------------------------------------------

                        -------------------------------------------------

         (c) If the Subscriber is not a natural person (i.e., a corporation, partnership, a limited liability company, trust or other entity), please indicate with an "X" the manner in which such entity qualifies as an "accredited investor" pursuant to Regulation D promulgated under the Act:

______      (1)         a bank as defined in  Section  3(a)(2) of the Act,  or a
                        savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity;

______      (2)         a broker or dealer registered  pursuant to Section 15 of
                        the Securities Exchange Act of 1934, as amended;

______      (3)         an insurance  company as defined in Section 2(13) of the
                        Act;

______      (4)         an investment  company  registered  under the Investment
                        Company Act of 1940, as amended;

______      (5)         a  business  development  company  as defined in Section
                        2(a)(48) of the Investment Company Act of 1940, as amended;

______      (6)         a Small Business Investment Company licensed by the U.S.
                        Small  Business  Administration  under Section 301(c) or
                        (d) of the Small Business Investment Act of 1958, as amended;

______      (7)         a  plan  established  and  maintained  by a  state,  its
                        political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

______      (8)         an employee  benefit  plan within the meaning of Title I
                        of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if either:

______                  (A)         the  investment  decision  is made by a plan
                                    fiduciary,  as defined  in Section  3(21) of
                                    ERISA,  which is either a bank,  savings and
                                    loan   association,   insurance  company  or
                                    registered investment adviser.

______                  (B)         the  employee  benefit plan has total assets
                                    in excess of $5,000,000, or

______                  (C)         such a plan  is a  self-directed  plan  with
                                    investment decisions made solely by persons that are "accredited investors;"

______      (9)         a private  business  development  company  as defined in
                        Section  202(a)(22)  of the  Investment  Advisers Act of
                        1940, as amended;

______      (10)        one of the following  entities  which was not formed for
                        the  specific  purpose  of making an  investment  in the
                        Company  and  which  has  total   assets  in  excess  of
                        $5,000,000:

                        (A)         an   organization   described   in   Section
                                    501(c)(3)  of the  Internal  Revenue Code of
                                    1986, as amended;

                        (B) a corporation, limited liability company or partnership; or

                        (C)         a Massachusetts or similar business trust;

______      (11)        a trust, with total assets in excess of $5,000,000,  not
                        formed for the specific purpose of acquiring the Shares, whose purchase of the Shares offered is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

______      (12)        an  entity  in  which  all  of  the  equity  owners  are
                        "accredited investors."

         (d) If the Subscriber is not a natural person (i.e., a corporation, partnership, limited liability company, trust or other entity), please mark either (1) or (2) of this subparagraph (d) with an "X":

______      (1)         the Subscriber was not organized or reorganized  for the
                        purpose of acquiring Shares; or

______      (2)         if the Subscriber  was organized or reorganized  for the
                        purpose of acquiring Shares, the number of stockholders,
                        partners,  members or other owners,  direct or indirect,
                        of  the   subscriber   is   ___________   and  all  such
                        stockholders,    partners   or   other   investors   are
                        "accredited   investors."/5/   If   one   of   Newcorp's
                        shareholders   is  an  entity  which  was  organized  or
                        reorganized for the purpose of investing in Newcorp, the rule set forth above would be applied again until an individual or an entity which was not so formed is reached.

         (e) If the subscriber is an accredited investor for the reason described in (c)(8)(C) above, a separate Investor Qualification Statement must be submitted for each person making investment decisions for the Subscriber.

            If the subscriber is an accredited investor for the reason described in (c)(12) above, a separate Investor Qualification Statement must be submitted for each stockholder, partner, member or other owner of the Subscriber.

            If the subscriber is described in (d)(2) above, a separate  Investor
Qualification   Statement   must  be  submitted  for  each  direct  or  indirect
stockholder, partner, member or other owner of the Subscriber.


-------------------
/5/ For this calculation, if an entity was organized or reorganized for the purpose of investing in the Subscriber, each of such entity's investors must be treated as an indirect investor in the Subscriber.

In addition, if one of the entity's investors is another entity (the "Higher-Tier Entity") which was organized or reorganized for the purpose of participating in the Company investment, each of the Higher-Tier Entity's investors must be treated as an indirect investor in the Subscriber and hence included in the blank above. This rule must be applied again until an individual or entity which was not so formed is reached.

For example, assume that (a) the Subscriber is a partnership which was organized or reorganized for the purpose of investing in the Company, (b) the undersigned partnership has three partners, one of whom is a long-standing corporation, one of whom is an individual, and one of whom is a corporation ("Newcorp") formed for the purpose of investing in the undersigned partnership, and (c) Newcorp has three stockholders. In this case the answer called for in (d)(2) above would be 5.

Part II.  Investment Company Act Matters.
          ------------------------------

         (a)      The Subscriber is not

                  (i) an investment company registered or required to be registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); or

                  (ii) a business development company, as defined in Section 2(a)(48) of the Investment Company Act.

                                              True            _______  False

         (b) The  Subscriber  would be defined as an  investment  company  under
Section 3(a) of the Investment Company Act, but for the exception provided from that definition by Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.

                                              True            _______  False

         (c) If the answer to (b) above is true, the Subscriber's commitment to the Company is both (i) less than forty percent (40%) of the Subscriber's committed capital and (ii) less than ten percent (10%) of the Company's committed capital committed by all of its stockholders.

                                              True            _______  False

            If the answer to (c) above is false, the number of shareholders (other than holders of short-term paper), direct or indirect, of the Subscriber is _____________.

            If at any time during the term of the Company any statement in (c) above shall no longer be true, the Subscriber shall promptly notify the Company.

         (d) The Subscriber was not organized or reorganized (as interpreted under the Investment Company Act) for the purpose of acquiring the Shares.

                                              True            _______  False



Part III.  Miscellaneous Matters.

         No part of the aggregate Purchase Price used by the Subscriber to acquire the Shares constitutes assets of any "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or other "benefit plan investor" (as defined in U.S. Department of Labor Reg. ss.2510.3-101 et seq, as amended) or assets allocated to any insurance company separate account or general account in which any such employee benefit plan or benefit plan investor (or related trust) has any interest.

                                              True            _______  False

         The Subscriber hereby represents and warrants that all of the answers, statements and information set forth in Parts I, II and III of this Investor Qualification Statement are true and correct on the date hereof and will be true and correct as of the date; if any, the Subscription Agreement to which this Investor Qualification Statement is attached is accepted by the Company. The Subscriber hereby agrees to provide such additional information as requested by the Company.



                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the undersigned has executed this Investor Qualification Statement as of this ___ day of _________, 2002.



                                                 -------------------------------
                                                 Signature of the Subscriber


                                                 -------------------------------
                                                 Name (Typed or Printed)












              [SIGNATURE PAGE TO INVESTOR QUALIFICATION STATEMENT]

                                    EXHIBIT B

                       Company Wire Transfer Instructions